Final Draft
                                                                10/18/94


                         DEFINED BENEFIT DEFERRED COMPENSATION AGREEMENT


          THIS AGREEMENT, dated                  , is between
("Employer") and                       ("Employee").
          A.     Employee is a key executive of Employer.
          B. Employer desires to assure itself of the continued benefit of Employee's services until his retirement, by providing an incentive for Employee to continue his employment with Employer.
          C. This Agreement is intended by Employer to provide an incentive to Employee to continue his employment with Employer until his retirement.
     The parties agree as follows:

                               SECTION 1
                         RETIREMENT BENEFITS

          Upon the later of Employee's (1) attainment of age 62, (2) retirement under Employer's qualified pension plan known as the "
       " or under any successor qualified plan ("Employer's Pension Plan") on or after Employee's attainment of age 62, or (3) retirement under Employer's Pension Plan prior to Employee's attainment of age 62 provided that his retirement is a bona fide retirement in that Employee has concluded his active working life, as determined by Employer, and neither engages in nor pursues any other trade, business, occupation, or employment, Employee shall receive from Employer the Principal Sum, payable, at Employee's election submitted in
writing to                            in ten yearly installments beginning not
later than the first day of the month coinciding with or following the later of his attainment of age 62 or his bona fide retirement from Employer. The term "Principal Sum" means the sum determined in accordance with the following schedule:
                Employee's Last
              Base Annual Salary                    Principal Sum

              Less than $100,000                       $ 50,000
              $100,000 but less than $200,000          $100,000
              $200,000 or more                         $150,000

The Employee's last base annual salary consists only of Employee's base monthly salary multiplied by 12 and excludes bonuses or any other extraordinary compensation.
          If Employee dies before receipt of the final installment due under this Agreement, the remaining monthly or yearly installments shall be paid to the individual or individuals designated in writing by Employee to or, in the absence of a designation, to Employee's estate at the times that the installments would have been paid to Employee had he survived. However, upon demonstration of hardship to Employer's satisfaction by the individual or individuals so designated, the remaining balance may be paid in one lump sum. If Employee's employment with Employer is terminated, voluntarily or involuntarily, before his attainment of age 62 for any reason other than a bona fide retirement as described in the first sentence of this Section, Employee shall not be entitled to any benefits under this Agreement.

                              SECTION 2
                           NAMED FIDUCIARY

          For purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Employer is the named fiduciary of this Agreement. Employer shall have the authority to control and manage the operation and administration of this Agreement. However, Employer may allocate its responsibilities for the operation and administration of this Agreement, including the designation of persons who are not named fiduciaries to carry out fiduciary responsibilities. A copy of this Agreement shall be retained by Employer and made available for examination at Employer's Corporate Office
located in                        .  Upon written request, a copy of this
Agreement and other information shall be provided to the parties.

                             SECTION 3
                        CLAIMS PROCEDURES

          Benefits shall be payable in accordance with the terms of this Agreement. If Employee or his designated beneficiary fails to receive benefits to which Employee or the beneficiary believes he or she is entitled, a claim may be filed. Any claim for a benefit under this Agreement shall be filed in writing by Employee or the beneficiary ("Claimant") or by the Claimant's authorized representative which is reasonably calculated to bring the claim to Employer's attention.
          If a claim for a benefit is wholly or partially denied by Employer, a written notice of the decision shall be furnished to the Claimant by Employer within a reasonable period of time not to exceed 90 days after receipt of the claim by Employer unless special circumstances require an extension of time for processing, in which case notification shall be rendered as soon as possible, but not later than 180 days after the claim's receipt.
If an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to termination of the initial 90 day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer expects to render final notification. The notice of denial shall be written in a manner calculated to be understood by the Claimant and shall set forth
(1) the specific reason or reasons for the denial, (2) a specific reference to the pertinent Agreement provisions upon which the denial is based, (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why the material or information is necessary, and (4) an explanation of the Agreement's claim review procedures. Within 60 days after the Claimant's receipt of written notice of the claim's denial, the Claimant, or his duly authorized representative, may file a written request with Employer requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents and may submit issues and comments in writing. A decision on review of a denied claim shall be made not later than 60 days after Employer's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. If an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer expects to render the final decision. The decision on review shall be written in a manner calculated to be understood by the Claimant and shall include the specific reason or reasons for the decision and the specific reference to the pertinent Agreement provisions on which the decision is based.

                                 SECTION 4
                            PAYMENT OF BENEFITS

          The benefits under this Agreement shall be paid solely from Employer's general assets. Employee and his beneficiary or beneficiaries, shall not have any interest in any specific assets of Employer under the terms of this Agreement. This Agreement shall not be considered to create an escrow account, trust fund or other funding arrangement of any kind or a fiduciary relationship between Employee and Employer.

                                SECTION 5
            THIS AGREEMENT IS NOT A CONTRACT FOR EMPLOYMENT

          This Agreement shall not constitute an employment contract for a definite term or in any way act as a restriction on the right of Employer to discharge Employee at any time or the right of Employee to terminate employment at any time. This Agreement is strictly a voluntary undertaking on Employer's part and this Agreement shall not be deemed to be consideration for, or an inducement to, or a condition of, the employment of Employee.

                                     SECTION 6
                             NONALIENATION OF BENEFITS

          Neither Employee nor his beneficiary shall have any right to anticipate, pledge, alienate, or assign any rights under this Agreement, and any effort to do so shall be null and void. The benefits payable under this Agreement shall be exempt from the claims of Employee's or his beneficiary's creditors or other claimants and from all orders, decrees, levies and executions, and any other legal process to the fullest extent that may be permitted by law.






                                     SECTION 7
                            TERMINATION OF THIS AGREEMENT

          This Agreement may be terminated at any time by Employer's action. However, the termination of this Agreement shall not become effective until Employee is notified in writing as to the termination of this Agreement. Upon the effective date of the termination of this Agreement, Employer's payment obligations under this Agreement shall cease.



                                       SECTION 8
                                AMENDMENT OF AGREEMENT

          This Agreement may be altered, amended or modified at Employer's discretion.

                                       SECTION 9
                              INTERPRETATION OF AGREEMENT

          This Agreement shall be construed and administered by the laws of the State of Indiana to the extent those laws are not preempted by the laws of the United States of America.

                                       SECTION 10
                                   BINDING AGREEMENT

          This Agreement shall bind all parties, and their successors, assigns, and any beneficiary.

                                      SECTION 11
                                  INTENT OF PARTIES

          This Agreement is designed to meet applicable exemptions under Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA and under
Department of Labor Regulations Section 2520.104-23.
          EXECUTED by Employer and Employee effective as the date first above written.

                                                       EMPLOYER


                                      By:


                                                       EMPLOYEE



                                              (                        )
                                          Final Draft
                                                    10/18/94

                                                  Final Draft
                                                    10/18/94

EXECUTIVE SUPPLEMENTAL LIFEINSURANCE PROGRAM SPLIT DOLLAR AGREEMENT I

     THIS AGREEMENT, dated _________________, is between ___________________ ("Employer") and ______________________________
("Employee"):

     A. Employer currently has in effect an Executive Supplemental Life Insurance Program (the "Program") for a select group of Employer's executive employees designated by Employer's Board of Directors (the "Board of Directors").

     B.     On ____________________________ Employee became eligible to participate in the Program.

     C. Employer and Employee are agreeable to entering into this Agreement which governs Employee's participation in the Program.

     The parties agree as follows:

                                SECTION 1
                          LIFE INSURANCE POLICY

          In furtherance of the Agreement's purposes, Employer has applied for a life insurance policy (the "Policy") on the life of Employee from General American Life Insurance Company (the "Insurer"). The amount of life insurance coverage provided for Employee under the Policy is based on Employee's base annual salary (consisting only of Employee's base monthly salary multiplied by 12 and excluding bonuses or any other extraordinary compensation) in effect at the date of determination (as defined in Section 6.a.), in accordance with the following schedule:


     Employee's Base Annual Salary            Life Insurance Coverage
     Less than $100,000                          $ 50,000
     $100,000 but less than $200,000             $100,000
     $200,000 or more                            $150,000


provided, however, that the actual amount of life insurance coverage available for Part One and Part Two under the Policy (as defined in Section 6) shall be equal to the Policy's face amount on the date of determination.

          Although the amount of life insurance coverage for Employee under the Policy is intended to be adjusted based upon changes in Employee's base annual salary in accordance with the above schedule, the number of the Policy shall not change. The Policy number, initial amount of life insurance coverage, and date the Policy was issued are as follows:

                        Initial Amount of Life     Date Policy
       Policy Number      Insurance Coverage          Issued

       _____________       ________________        ___________






                                 SECTION 2
               OWNERSHIP RIGHTS AND DUTIES UNDER THE POLICY

          a. Except as otherwise provided in Section 7, Employer shall be the owner of, and possess all incidents of ownership in, the Policy.

          b. Employer shall execute a beneficiary designation for the Policy naming itself and the person or persons designated to Employer in writing by Employee as the beneficiaries of the Policy. Employer shall not terminate, alter or amend Employee's beneficiary designation without the express written consent of Employee. Employee's beneficiary may be changed by Employee by written notice to Employer. As soon as practicable after receiving the written notice, Employer shall take any and all necessary action to effect the change in Employee's beneficiary.

          c.     Employer shall be responsible for safeguarding the Policy.

          d. Employer and Employee shall execute and forward promptly, and without unreasonable delay, changes in beneficiary designation forms and documents, including the Policy, as required by the Insurer to facilitate the exercise of any rights of Employer and Employee. Except as otherwise permitted by Section 13, the parties shall not execute any documents or take any action that would impair their own interest under the Policy.






                                SECTION 3
                              POLICY LOANS

          Employer shall have the right to obtain both loans secured by the Policy and to effect withdrawals from the Policy. However, the aggregate amount of any withdrawals or loans, together with the unpaid interest thereon shall at no time exceed Employer's interest in the Policy as determined under
Section 6. If the aggregate amount of the loans and withdrawals effected by Employer exceeds Employer's interest in the Policy as a result of an increase in Employee's interest in the Policy due to an increase in compensation, no further loans or withdrawals by Employer shall be permitted until such time that Employer's interest in the Policy once again exceeds the aggregate amount of loans and withdrawals. Employee shall not be permitted to effect any loans or withdrawals from the Policy. The interest due on Policy loans shall be a debt of Employer owed to the Insurer.

                              SECTION 4
                           POLICY PREMIUMS

          All premiums under this Policy shall be paid by Employer. This annual contribution shall not be less than the amount needed to carry the Policy through the Policy year. Employee is not required or permitted to pay any portion of the premium.





                               SECTION 5
                           USE OF DIVIDENDS

          Annual dividends declared on any Policy anniversary shall be applied as elected by Employer on the Policy application and as is permitted by the Insurer at the time that the dividends are declared.

                                SECTION 6
                   DEFINITIONS REGARDING PART ONE AND
                         PART TWO OF THE POLICY

          a. Part One is the portion of the Policy proceeds payable to Employee's beneficiary and shall be determined in accordance with the salary schedule contained in Section 1 based on Employee's base annual salary in effect on the first day of April coincident with or immediately preceding the date of Employee's death (or, if earlier, the date on which Employee retired from Employer).

          b. Part Two is the portion of the Policy proceeds payable to Employer and shall be equal to the amount by which the balance of the Policy insurance proceeds exceeds the amount described in Part One above.

                                  SECTION 7
                             PAYMENT OF PROCEEDS

          On Employee's death the person or persons designated by Employee in writing shall be the beneficiary of Part One of the Policy, and Employer shall receive Part Two of the Policy.

                                  SECTION 8
                           TERMINATION OF AGREEMENT

          This Agreement shall terminate upon the first to occur of any of the following events:

          a.     the bankruptcy, insolvency or receivership of Employer;

          b. the performance of the Policy terms following the Employee's death;

          c. termination of Employee's employment with Employer, involuntarily or voluntarily, due to discharge or for any reason other than
(1) death, (2) retirement under Employer's qualified pension plan known as the "_________________________ _________________________" or any successor qualified plan thereto ("Employer's Pension Plan") on or after Employee's attainment of age 62, or (3) retirement under Employer's Pension Plan prior to Employee's attainment of age 62 provided that the retirement is a bona fide retirement in that Employee has concluded his active working life, as determined by Employer, and neither engages in nor pursues any other trade, business, occupation, or employment;

          d. the later of Employee's (1) attainment of age 62, (2) Employee's retirement under Employer's Pension Plan on or after Employee's attainment of age 62, or (3) retirement under Employer's Pension Plan prior to Employee's attainment of age 62 provided that the retirement from Employer is a bona fide retirement in that Employee has concluded his active working life, as determined by Employer and neither engages in nor pursues any other trade, business, occupation, or employment;

          e. either party's submission of prior written notice of an intention to terminate this Agreement to the other party; or

          f. any action by one party that would defeat or impair the interest of such other party other than death or termination of employment of Employee for whatever reason, including, but not by way of limitation, failure of Employer to make contributions as agreed upon, and the cancellation of the Policy by any party.

Termination of this Agreement because of Employee's death, retirement or other termination of employment or by termination by notice shall be effective immediately. All other terminations of this Agreement shall be effective 30 days after any such action.

                                 SECTION 9
                  PURCHASE OF POLICY UPON TERMINATION OF
                THE AGREEMENT FOR REASONS OTHER THAN DEATH

          Employee shall not have a right to purchase the Policy from Employer upon termination of the Agreement for any reason, unless Employer, in its sole discretion, decides to sell the Policy to Employee in accordance with terms agreed to by Employer and Employee.



                                  SECTION 10
                               NAMED FIDUCIARY

          For purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Employer is the named fiduciary of this Agreement. Employer shall have the authority to control and manage the operation and administration of this Agreement. However, Employer may allocate its responsibilities for the operation and administration of this Agreement, including the designation of persons who are not named fiduciaries to carry out fiduciary responsibilities. Employer shall be responsible for making timely delivery of any required premiums to the Insurer. Copies of this Agreement shall be retained by Employer and made available for examination at Employer's Corporate Office located in ______________, _______________. Upon written request, a copy of this Agreement and other information shall be provided to the parties.

                                SECTION 11
                             CLAIMS PROCEDURES

          Benefits shall be payable in accordance with the terms of this Agreement. If Employee's beneficiary fails to receive benefits to which the Employee's beneficiary believes he or she is entitled, a claim may be filed. Any claim for a benefit under this Agreement shall be filed in writing by Employee's beneficiary ("Claimant") or by the Claimant's authorized representative in a manner which is reasonably calculated to bring the claim to Employer's attention.


          If a claim for a benefit is wholly or partially denied by Employer, a written notice of the decision shall be furnished to the Claimant by Employer or its designee within a reasonable period of time not to exceed 90 days after receipt of the claim by Employer, unless special circumstances require an extension of time for processing, in which case notification shall be rendered as soon as possible, but not later than 180 days after receipt of the claim. If an extension of time shall be furnished to the Claimant prior to termination of the initial 90-day period, the extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer or its designee expects to render final notification. The notice of denial shall be written in a manner calculated to be understood by the Claimant and shall set forth (1) the specific reason or reasons for the denial, (2) a specific reference to the pertinent provisions of this Agreement upon which the denial is based, (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why the material or information is necessary, and (4) an explanation of the Agreement's claim review procedures. Within 60 days after the Claimant's receipt of written notice of denial of the claim, the Claimant, or his duly authorized representative, may file a written request with Employer requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents and may submit issues and comments in writing. A decision on review of a denied claim shall be made not later than 60 days after Employer's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. If an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. Any extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer expects to render the final decision. The decision on review shall be written in a manner calculated to be understood by the Claimant and shall include the specific reason or reasons for the decision and the specific reference to the pertinent Agreement provisions on which the decision is based.

          Notwithstanding anything in this Section to the contrary, any claim for a death benefit under the Policy shall be filed with the Insurer by the Claimant or his authorized representative on the form or forms prescribed for that purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of the insurance contract which may have been purchased on the life of the Insured, including, but not limited to the application of the incontestability or suicide exclusion provisions of the life insurance contract. In the event the Insurer determines that under the Policy all or a portion of a death claim shall not be made, Employer under no circumstances shall be obligated to pay to the beneficiary the portion of the death claim so denied.

                                   SECTION 12
                  THIS AGREEMENT IS NOT A CONTRACT FOR EMPLOYMENT

          This Agreement shall not constitute an employment contract for a definite term or in any way act as a restriction on the right of Employer to discharge Employee at any time, or the right of Employee to terminate employment at any time. This Agreement is strictly a voluntary undertaking on the part of Employer, and this Agreement shall not be deemed to be consideration for, or an inducement to, or a condition of, the employment of Employee.

                               SECTION 13
                               ASSIGNMENT

          Employee shall have the right to assign his rights and interest under this Agreement and the Policy to an assignee. This right shall be exercised by the execution and delivery of the assignment to Employer on a form approved by Employer. Upon Employer's written consent to the written assignment, Employee shall have no rights or interests in this Agreement or in the Policy and all rights and interest in this Agreement and the Policy granted to Employee shall vest in Employee's assignee. Notwithstanding anything contained in this Section to the contrary, the assignment of Employee's interest in the Policy shall under no circumstances limit Employer's right to terminate the Policy or this Agreement in accordance with
Section 8.

                                 SECTION 14
                            LIABILITY OF INSURER

           General American Life Insurance Company is not a party to this Agreement. With respect to any Policy of insurance issued pursuant to this Agreement, General American Life Insurance Company shall have no liability except as set forth in the Policy. The Insurer shall not be bound to inquire into or take notice of the covenants contained in this Agreement as to Policies of life insurance, or as to the application of the proceeds of the Policies. The Insurer shall be discharged from all liability in making payments of the proceeds, and in permitting rights and privileges under a policy to be exercised pursuant to the Policy's provisions.

                               SECTION 15
                         AMENDMENT OF AGREEMENT

          This Agreement may be altered, amended, or modified, including the addition of any extra provisions to the Policy, at the discretion of Employer. It shall be the obligation of Employer to notify the Insured of any amendments or changes to this Agreement.

                                SECTION 16
                        INTERPRETATION OF AGREEMENT

          This Agreement shall be construed and administered by the laws of the State of Indiana to the extent those laws are not preempted by the laws of the United States of America.

                                     SECTION 17
                                 BINDING AGREEMENT

          This Agreement shall bind all parties, their successors, assigns, and any Policy beneficiary.



                                   SECTION 18
                                     NOTICES

          Any and all notices permitted or required to be made under this Agreement shall be in writing, signed by the person giving the notice and delivered personally or sent by registered or certified mail to the addressee at the address as the addressee may supply in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of the notice.

     EXECUTED by Employer and Employee effective as of the date first above written.

                                    EMPLOYER


                                    By: ________________________________
                                              (                    )
                                    Title: _____________________________


                                                      EMPLOYEE

                                    ___________________________________
                                           (                     )




                                                              Final Draft
                                                              10/18/94


                         EXECUTIVE SUPPLEMENTAL LIFE
                 INSURANCE PROGRAM SPLIT DOLLAR AGREEMENT II

          THIS AGREEMENT, dated ________________________, is between _______________________ ("Employer") and ____________________ ("Employee").
          A. Employer currently has in effect an Executive Supplemental Life Insurance Program (the "Program") for a select group of Employer's executive employees designated by Employer's Board of Directors (the "Board of Directors").
          B. On _____________________, Employee became eligible to participate in the Program.
          C. Employer and Employee are agreeable to entering into this Agreement which governs Employee's participation in the Program.
          The parties agree as follows:

                                     SECTION 1
                               LIFE INSURANCE POLICY
          In furtherance of this Agreement's purposes, Employer has applied for a life insurance policy (the "Policy") on the life of Employee from General American Life Insurance Company (the "Insurer"). The amount of life insurance coverage provided for Employee under the Policy is based on Employee's base annual salary (consisting only of Employee's base monthly salary multiplied by 12 and excluding bonuses or any other extraordinary compensation) in effect at the date of determination (as defined in Section 6.a.), in accordance with the following schedule:


      Employee's Base Annual Salary        Life Insurance Coverage

     Less than $100,000                           $ 50,000
     $100,000 but less than $200,000              $100,000
     $200,000 or more                             $150,000

provided, however, that the actual amount of life insurance coverage available for Part One and Part Two under the Policy (as defined in Section 6) shall be equal to the Policy's face amount on the date of determination.
          Although the amount of life insurance coverage for Employee under the Policy is intended to be adjusted based upon changes in Employee's base annual salary in accordance with the above schedule, the number of the Policy shall not change. The Policy number, initial amount of life insurance coverage, and date the Policy was issued are as follows:
                         Initial Amount of Life       Date Policy
     Policy Number         Insurance Coverage            Issued

      __________            ________________           _________
                                  SECTION 2
               OWNERSHIP RIGHTS AND DUTIES UNDER THE POLICY
          a. Except as otherwise provided in Section 7, Employer shall be the owner of, and possess all incidents of ownership in, the Policy.
          b. Employer shall execute a beneficiary designation for the Policy naming itself and the person or persons designated to Employer in writing by Employee as the beneficiaries of the Policy. Employer shall not terminate, alter, or amend Employee's beneficiary designation without Employee's express written consent. Employee's beneficiary may be changed by Employee by written notice to Employer. As soon as practicable after receiving the written notice, Employer shall take any and all necessary action to effect the change in Employee's beneficiary.
          c.     Employer shall be responsible for safeguarding the Policy.

          d. Employer and Employee shall execute and forward promptly, and without unreasonable delay, changes in beneficiary designation forms and documents, including the Policy, as required by the Insurer to facilitate the exercise of any rights of Employer and Employee. Except as otherwise permitted by Section 13, the parties shall not execute any documents or take any action that would impair their own interest under the Policy.
                                SECTION 3
                              POLICY LOANS
          Employer shall have the right to obtain both loans secured by the Policy and to effect withdrawals from the Policy. However, the aggregate amount of any withdrawals or loans, together with the unpaid interest thereon shall at no time exceed Employer's interest in the Policy as determined under
Section 6. If the aggregate amount of the loans and withdrawals effected by Employer exceeds Employer's interest in the Policy as a result of an increase in Employee's interest in the Policy due to an increase in compensation, no further loans or withdrawals by Employer shall be permitted until Employer's interest in the Policy once again exceeds the aggregate amount of loans and withdrawals. Employee shall not be permitted to effect any loans or withdrawals from the Policy. The interest due on Policy loans shall be a debt of Employer owed to the Insurer.
                                  SECTION 4
                               POLICY PREMIUMS
          All premiums under this Policy shall be paid by Employer. This annual contribution shall not be less than the amount needed to carry the Policy through the Policy year. Employee is not required or permitted to pay any portion of the premium.


                                      SECTION 5
                                   USE OF DIVIDENDS

          Annual dividends declared on any Policy anniversary shall be applied as elected by Employer on the Policy application and as is permitted by the Insurer at the time that the dividends are declared.
                                     SECTION 6
            DEFINITIONS REGARDING PART ONE AND PART TWO OF THE POLICY

          a. Part One is the portion of the Policy proceeds payable to Employee's beneficiary and shall be determined in accordance with the salary schedule contained in Section 1 based on Employee's base annual salary in effect on the first day of April coincident with or immediately preceding the date of Employee's death (or, if earlier, the date on which Employee retired from Employer).
          b. Part Two is the portion of the Policy proceeds payable to Employer and shall be equal to the amount by which the balance of the Policy insurance proceeds exceeds the amount described in Part One above.
                                   SECTION 7
                             PAYMENT OF PROCEEDS

          On Employee's death the person or persons designated by Employee in writing shall be the beneficiary of Part One of the Policy, and Employer shall receive Part Two of the Policy.
                                   SECTION 8
                           TERMINATION OF AGREEMENT

          This Agreement shall terminate upon the first to occur of any of the following events:
          a.     the bankruptcy, insolvency, or receivership of Employer;
          b. the performance of the Policy terms following Employee's death;

          c. termination of Employee's employment with Employer, involuntarily or voluntarily, due to discharge or for any reason other than
(1) death, (2) retirement under Employer's qualified pension plan known as the __________________ or any successor qualified plan thereto ("Employer's Pension Plan") on or after Employee's attainment of age 62, or (3) retirement under Employer's Pension Plan prior to Employee's attainment of age 62 provided that the retirement is a bona fide retirement in that Employee has concluded his active working life, as determined by Employer, and neither engages in nor pursues any other trade, business, occupation, or employment;
          d. the later of Employee's (1) attainment of age 62, (2) Employee's retirement under Employer's Pension Plan on or after Employee's attainment of age 62, or (3) retirement under Employer's Pension Plan prior to Employee's attainment of age 62 provided that the retirement is a bona fide retirement in that Employee has concluded his active working life, as determined by Employer and neither engages in nor pursues any other trade, business, occupation, or employment;
          e. either party's submission of prior written notice of an intention to terminate this Agreement to the other party; or
          f. any action by one party that would defeat or impair the other party's interest other than death or termination of employment of Employee for whatever reason, including, but not by way of limitation, Employer's failure to make contributions as agreed upon, and the cancellation of the Policy by any party.
          Termination of this Agreement because of Employee's death, retirement, or other termination of employment or by termination by notice shall be effective immediately. All other terminations of this Agreement shall be effective 30 days after any action.
                                  SECTION 9
                    PURCHASE OF POLICY UPON TERMINATION OF
                  THE AGREEMENT FOR REASONS OTHER THAN DEATH

          Employee shall not have a right to purchase the Policy from Employer upon termination of the Agreement for any reason, unless Employer, in its sole discretion, decides to sell the Policy to Employee in accordance with terms agreed to by Employer and Employee.
                                    SECTION 10
                                 NAMED FIDUCIARY

          For purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Employer is the named fiduciary of this Agreement. Employer shall have the authority to control and manage the operation and administration of this Agreement. However, Employer may allocate its responsibilities for the operation and administration of this Agreement, including the designation of persons who are not named fiduciaries to carry out fiduciary responsibilities. Employer shall be responsible for making timely delivery of any required premiums to the Insurer. Copies of this Agreement shall be retained by Employer and made available for examination at Employer's Corporate Office located in __________________. Upon written request, a copy of this Agreement and other information shall be provided to the parties.
                                  SECTION 11
                              CLAIMS PROCEDURES

          Benefits shall be payable in accordance with the terms of this Agreement. If Employee's beneficiary fails to receive benefits to which the Employee's beneficiary believes he or she is entitled, a claim may be filed. Any claim for a benefit under this Agreement shall be filed in writing by Employee's beneficiary ("Claimant") or by the Claimant's authorized representative in a manner which is reasonably calculated to bring the claim to Employer's attention.
          If a claim for a benefit is wholly or partially denied by Employer, a written notice of the decision shall be furnished to the Claimant by Employer within a reasonable period of time not to exceed 90 days after receipt of the claim by Employer, unless special circumstances require an extension of time for processing, in which case notification shall be rendered as soon as possible, but not later than 180 days after the claim's receipt.
If an extension of time shall be furnished to the Claimant prior to termination of the initial 90 day period, the extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer expects to render final notification. The notice of denial shall be written in a manner calculated to be understood by the Claimant and shall set forth (1) the specific reason or reasons for the denial, (2) a specific reference to the pertinent provisions of this Agreement upon which the denial is based, (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why the material or information is necessary, and (4) an explanation of the Agreement's claim review procedures. Within 60 days after the Claimant's receipt of written notice of the claim's denial, the Claimant, or his duly authorized representative, may file a written request with Employer requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents and may submit issues and comments in writing. A decision on review of a denied claim shall be made not later than 60 days after Employer's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. If an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60 day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which Employer expects to render the final decision. The decision on review shall be written in a manner calculated to be understood by the Claimant and shall include the specific reason or reasons for the decision and the specific reference to the pertinent Agreement provisions on which the decision is based.
          Notwithstanding anything in this Section to the contrary, any claim for a death benefit under the Policy shall be filed with the Insurer by the Claimant or his authorized representative on the form or forms prescribed for that purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of the insurance contract which may have been purchased on the life of the Insured, including, but not limited to the application of the incontestability or suicide exclusion provisions of the life insurance contract. If the Insurer determines that under the Policy all or a portion of a death claim shall not be made, Employer under no circumstances shall be obligated to pay to the beneficiary the portion of the death claim so denied.
                                  SECTION 12
                 THIS AGREEMENT IS NOT A CONTRACT FOR EMPLOYMENT

          This Agreement shall not constitute an employment contract for a definite term or in any way act as a restriction on Employer's right to discharge Employee at any time, or Employee's right to terminate employment at any time. This Agreement is strictly a voluntary undertaking on Employer's part, and this Agreement shall not be deemed to be consideration for, or an inducement to, or a condition of, Employee's employment.
                                   SECTION 13
                                   ASSIGNMENT

           Employee shall have the right to assign his rights and interest under this Agreement and the Policy to an assignee. This right shall be exercised by the execution and delivery of the assignment to Employer on a form approved by Employer. Upon Employer's written consent to the written assignment, Employee shall have no rights or interests in this Agreement or in the Policy and all rights and interest in this Agreement and the Policy granted to Employee shall vest in Employee's assignee. Notwithstanding anything contained in this Section to the contrary, the assignment of Employee's interest in the Policy shall under no circumstances limit Employer's right to terminate the Policy or this Agreement in accordance with
Section 8.

                                  SECTION 14
                             LIABILITY OF INSURER

          General American Life Insurance Company is not a party to this Agreement. With respect to any Policy of insurance issued pursuant to this Agreement, General American Life Insurance Company shall have no liability except as set forth in the Policy. The Insurer shall not be bound to inquire into or take notice of the covenants contained in this Agreement as to policies of life insurance, or as to the application of the proceeds of the policies. The Insurer shall be discharged from all liability in making payments of the proceeds, and in permitting rights and privileges under a policy to be exercised pursuant to the Policy's provisions.

                                  SECTION 15
                            AMENDMENT OF AGREEMENT

           This Agreement may be altered, amended, or modified, including the addition of any extra provisions to the Policy, at Employer's discretion. It shall be Employer's obligation to notify the Insured of any amendments or changes to this Agreement.
                                 SECTION 16
                         INTERPRETATION OF AGREEMENT

          This Agreement shall be construed and administered by the laws of the State of Indiana to the extent those laws are not preempted by the laws of the United States of America.
                                 SECTION 17
                             BINDING AGREEMENT

          This Agreement shall bind all parties, their successors, assigns, and any Policy beneficiary.
                                 SECTION 18
                                   NOTICES

          Any and all notices permitted or required to be made under this Agreement shall be in writing, signed by the person giving the notice and delivered personally or sent by registered or certified mail to the addressee at the address as the addressee may supply in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of the notice.






          EXECUTED by Employer and Employee effective as of the date first above written.

                                          EMPLOYER


                             By: __________________________________


                                          EMPLOYEE


                                 _________________________________
                                     (                        )